UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DRYDEN GOVERNMENT SECURITIES TRUST
(Name of Registrant as Specified In Its Charter)

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DRYDEN GOVERNMENT SECURITIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

June 25, 2008

Dear Shareholder:

I am inviting you to vote on a proposal relating to the management and operation of Dryden Government Securities Trust—Money Market Series (the "Fund"). A special meeting of shareholders is scheduled for August 15, 2008. This package contains information about the proposal and includes materials you will need to vote.

The Board of Trustees of the Fund has reviewed the proposal and has recommended that the proposal be presented to you for consideration. Although the Trustees have determined that the proposal is in your best interest, the final decision is yours.

To help you understand the proposal, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposal.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card(s) before mailing it (or them) in the enclosed postage-paid envelope. Proxy cards must be received by 11:59 p.m. Eastern Daylight time on the day prior to the meeting.

•  By Internet. Have your proxy card(s) available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card(s). Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern Daylight time on the day prior to the meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Daylight time on the day prior to the Meeting.

•  In Person. By attending the meeting and voting your shares.

Thank you for your participation.

Sincerely,

Judy A. Rice
President

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q. What Proposal am I Being Asked to Vote on?

A. The purpose of the proxy is to ask you to elect a new Board of Trustees for the Fund.

Q. Are you Recommending a New Board of Trustees for the Fund?

A. Yes. The current Board of Trustees has nominated for election a new, larger Board, including ten Independent Board Members and two Interested Board Members. All of the nominees either already serve or have been nominated to serve as directors or trustees on the other retail mutual funds in the Prudential mutual fund complex. Three of the nominees currently serve as Trustees of the Fund.

Q. Will the Proposal Result in Higher Board Member Fees to be Paid by the Fund?

A. The fees paid to each Independent Trustee will not increase. However, because the overall size of the Board will increase and the number of Independent Trustees will increase, the aggregate amount of fees paid by the Fund will increase.

Q. How Many Votes do you Need to Approve this Proposal?

A. Nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting. In other words, the 12 individuals receiving the most votes will be elected.

Q. What if you do not have Enough Votes to make this Decision by the Scheduled Meeting Date?

A. If we do not receive sufficient votes to hold a Meeting, we or Broadridge, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the meeting, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. Will the Proposed Change Result in Higher Management Fees?

A. No.

Q. Has the Board of Trustees of the Fund Approved the Proposal?

A. Yes. The Fund's Board of Trustees has approved the proposal and recommends that you vote to approve the proposal.

Q. How Many Votes am I Entitled to Cast?

A. You are entitled to one vote for each share of the Fund that you own as of the record date. The record date is June 13, 2008.

Q. How do I Vote?

A. To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern Daylight time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern Daylight time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Daylight time on the day prior to the Meeting.

Q. How do I Sign the Proxy Card?

A. Individual Accounts: Each person should sign exactly as his or her name appears on the proxy card.

Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about the proposal. Please read it carefully.

DRYDEN GOVERNMENT SECURITIES TRUST
Money Market Series

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
TO BE HELD ON
August 15, 2008

Dear Shareholder:

You are hereby notified that Dryden Government Securities Trust—Money Market Series (the "Fund") will hold a Special Meeting of Shareholders in the offices of Prudential Investments, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on August 15, 2008 at 10:00 a.m. Eastern Daylight time for the purpose of considering and acting upon the following proposal: to elect 12 Trustees to the Board of Trustees of the Fund.

You are entitled to vote at the Meeting, and at any adjournments thereof, if you owned shares of the Fund the close of business on June 13, 2008. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by internet or telephone.

By order of the Board of Trustees,

Jonathan D. Shain
Assistant Secretary

Dated: June 25, 2008

One or more proxy cards are enclosed along with the proxy statement. Please vote today by signing and returning the proxy card(s) in the postage prepaid envelope provided. You can also vote through the internet or by telephone using the "CONTROL" number that appears on the proxy card and following the simple instructions. The Board of Trustees, including all of the independent trustees, recommends that you vote "FOR" the proposal.

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DRYDEN GOVERNMENT SECURITIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on August 15, 2008

This proxy statement is being furnished to the Shareholders of Dryden Government Securities Trust—Money Market Series (the "Fund") in connection with the solicitation by the Board of Trustees of proxies to be used at a Special Meeting of the Fund to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on August 15, 2008, at 10:00 a.m., Eastern Daylight time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to shareholders on or about June 25, 2008.

Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with the Fund (the "Management Agreement"). Investment advisory services are provided to the Fund under a Subadvisory Agreement with Prudential Investment Management, Inc. ("PIM"), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI is a wholly-owned indirect subsidiary of Prudential Financial, Inc. ("Prudential"). Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the shares of the Fund. PIMS is also a wholly-owned indirect subsidiary of Prudential. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to certain closed-end investment companies, with aggregate assets of approximately $116.6 billion. The Fund has a Board of Trustees that, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

VOTING INFORMATION

The presence, in person or by proxy, of one-third of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting of the Fund.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of the adjournment of that proposal and will vote those proxies required to be voted AGAINST the proposal against the adjournment of the proposal.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to matters to be determined by a majority or plurality of the votes cast on such matters (including proposed adjournments on such matters), will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding (including proposed adjournments on such matters), an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on the proposal (or proposed adjournments on the proposal), for which the required vote is a plurality of the votes cast.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the nominees for the Fund's Board of Trustees as described in this proxy statement and referenced on the proxy card. If any nominee for the Board of Trustees should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

The close of business on June 13, 2008 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. As of June 13, 2008, 296,241,173 shares of the Fund were outstanding.

The solicitation is being made by mail, but it also may be made by telephone or facsimile. The costs of the proxy, including the cost of solicitation services provided by Broadridge, are estimated to be $70,000, and will be paid by the Fund.

Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to Shareholders. Shareholders of the Fund may obtain without charge additional copies of the Fund's annual and semi-annual reports by writing the Fund at Gateway Center

Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, or by calling 1-800-225-1852 (toll free).

Each full Share of the Fund outstanding is entitled to one vote, and each fractional Share of the Fund outstanding is entitled to proportionate share of one vote, on each matter to be voted upon by the Shareholders of the Fund.

Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

PROPOSAL

TO ELECT A NEW BOARD OF TRUSTEES

The current Board of Trustees of the Fund has nominated the 12 individuals identified below for election to the Board of Trustees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. Each nominee has consented to being named in the Proxy Statement. Each nominee either currently serves or has been nominated to serve as a director or trustee on all of the other retail mutual funds in the Prudential mutual fund complex.

The Fund currently has three Trustees, one of whom is an "interested person" of Prudential or the Fund under the federal securities laws. Two of the Trustees have been previously elected by Fund Shareholders. Trustees who are an interested person are referred to as "Interested Trustees" and Trustees who are not an interested person are referred to as "Independent Trustees."

The current Board of Trustees believes that expanding the size of the Board and adding members who also serve as directors/trustees of other mutual funds in the Prudential fund complex is in the best interests of the Fund. The principal reasons for electing these individuals as members are:

•  to bring additional experience and diversity of viewpoints to the Board;

•  to bring the benefit of experience derived from service on the boards of the other retail mutual funds in the Prudential mutual fund complex;

•  to increase the number of Independent Trustees in light of the requirements of the federal securities laws mandating that a majority of the members be independent (although the federal securities laws do not mandate the size of the Board);

•  to achieve efficiencies and coordination in operation, supervision and oversight of the Fund, which may be derived from having the same individuals serve on the board of each of the Prudential retail mutual funds and the Fund.

If elected, the nominees will hold office generally without limit except that (a) any Trustee may resign; (b) any Trustee may be removed by a vote of three-fifths of the Trustee then in office; (c) any Trustee may be removed by the holders of not less than two-thirds of the Fund's outstanding capital stock; and (d) the retirement policy of the Fund generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Fund, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least two-thirds of the Trustees have been elected by Shareholders.

None of the nominees are related to one another. Except for the investment in the Prudential fund complex as set forth on page 12, none of the Independent Trustees or persons nominated to become Independent Trustees owns shares of Prudential or its affiliates.

The business experience and address of each nominee for Independent and Interested Trustee, name, age, as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT TRUSTEE NOMINEES

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Linda W. Bynoe (55)	None	—	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).	59	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E. A. Carson (73)	Trustee	2003	Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People's Bank (1988-2000).	63	None

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Robert E. La Blanc (74)	None	—	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	61	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68)	None	—	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and Media).	59	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64)	Trustee	1993	Retired Mutual Fund Executive (36 years); Management Consultant (since 2001); Director of Penn Tank Lines, Inc. (since 1999).	60	None

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Robin B. Smith (68)	None	—	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	61	Formerly Director of BellSouth Corporation (telecommunications)(1992-2006).

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Stephen G. Stoneburn (64)	None	—	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.: Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	61	None

Stephen P. Munn (66)	None	—	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None	None

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Kevin J. Bannon (55)	None	—	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	None	None

Michael S. Hyland (62)	None	—	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.	None	None

PROPOSED INTERESTED TRUSTEE NOMINEES

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Judy A. Rice (60)	President	Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute	59	None

Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships** Held by Nominee for Trustee
Robert F. Gunia (61)	Vice President and Trustee	Since 2003	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Service LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	149	Vice President and Director (since May 1989) Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

*  Unless otherwise indicated, the address of each nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

**  This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The following tables set forth the dollar range of the investment of each nominee in the Fund as of December 31, 2007. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Prudential fund complex overseen by that nominee as of December 31, 2007.

NOMINEE SHARE OWNERSHIP TABLE — INDEPENDENT TRUSTEES

Name of Nominee	Dollar Range of Investment in Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Linda W. Bynoe	None	Over $100,000
David E. A. Carson	None	Over $100,000
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Stephen P. Munn	None	None
Kevin J. Bannon	None	None
Michael S. Hyland	None	None

NOMINEE SHARE OWNERSHIP TABLE — INTERESTED TRUSTEES

Name of Nominee	Dollar Range of Investment in Fund	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000

None of the nominees for Independent Trustee, or any member of his or her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund as of June 13, 2008.

The following table sets forth information with respect to the aggregate compensation paid by the Fund for the most recently completed fiscal year and by the Prudential fund complex for the calendar year ended December 31, 2007 to each of the nominees for his or her services.

COMPENSATION PAID TO INDEPENDENT TRUSTEE NOMINEES

Name of Person, Position(1)	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Account Expenses	Estimated Annual Benefits Upon Retirement	Total 2007 Compensation From Fund and Fund Complex Paid to Nominees
Linda W. Bynoe(2)	None	None	None	$180,000 (33/59)(3)
David E. A. Carson	$1,930	None	None	$191,000 (37/63)(3)
Robert E. La Blanc	None	None	None	$174,000 (35/61)(3)
Douglas H. McCorkindale(2)	None	None	None	$173,000 (33/59)(3)
Richard A. Redeker	$2,073	None	None	$184,000 (34/60)(3)
Robin B. Smith(2)	None	None	None	$194,000 (35/61)(3)
Stephen G. Stoneburn(2)	None	None	None	$180,000 (35/61)(3)
Stephen P. Munn	None	None	None	None
Kevin J. Bannon	None	None	None	None
Michael S. Hyland	None	None	None	None

(1)  Interested Trustees do not receive any compensation from the Fund or the fund complex.

(2)  Although the last column shows the total amount paid to nominees from the fund complex during the calendar year ended December 31, 2007, such compensation was deferred at the election of the directors, in total or in part, under the funds' deferred fee agreements. The earnings in 2007 on amounts deferred through the end of the most recently completed calendar year amounted to $38,576, $205,386, $49,202 and $431,766 for Ms. Bynoe and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.

(3)  Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

The Board of Trustees met four times during the twelve months ended November 30, 2007. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings.

The Fund has an Audit Committee, which is composed entirely of Independent Members, and normally meets four times a year, or as required, in conjunction with the meetings of the Fund's Board of Trustees. Currently, Messrs. Redeker and Carson are members of the Audit Committee for the Fund. Among other things, the Audit Committee of the Fund has the following responsibilities:

•  Recommending to the Board of Trustees of the Fund the selection, retention or termination, as appropriate, of the independent public accountants of the Fund.

•  Reviewing the independent accountants' compensation, the proposed terms of their engagement, and their independence.

•  Reviewing annual financial statements, including any adjustments to the annual financial statements recommended by the Fund's independent accountants, and any significant issues that arose in connection with the preparation of those financial statements.

•  Reviewing changes in accounting policies or practices that had, or are expected to have, a significant impact on the preparation of financial statements.

•  Generally acting as a liaison between the independent accountants and the Fund.

A copy of the Audit Committee Charter for the Fund is included as Exhibit A. During the twelve months ended November 30, 2007, the Audit Committee of the Fund met four times.

The Nominating and Governance Committee for the Fund is currently composed of Messrs. Redeker and Carson, both of whom are Independent Trustees. The members confer periodically and hold meetings as required. The responsibilities of the Nominating and Governance Committee include, but are not limited to, recommending to the Board of Trustees the individuals to be nominated to become Independent Trustees. During the twelve months ended November 30, 2007, the Nominating and Governance Committee met five times. The Fund does not have a compensation committee.

The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Trustees and by executive search firms that the Board of Trustees may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience;

whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board of Trustees. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for Trustee based on whether the nominee is recommended by a Shareholder.

A Shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Board of Trustees (Mr. Redeker) or the Chair of the Nominating and Governance Committee (Mr. Redeker), in either case c/o Dryden Government Securities Trust, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated;

•  the name and address of the person submitting the recommendation, together with the number of shares of the Fund held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation. Participants should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual as a Trustee, the Trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o Dryden Government Securities Trust, 100

Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

The firm of KPMG International ("KPMG"), 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for the Fund. The Audit Committee recommended, and the Committee approved, the selection of KPMG as the Fund's independent registered public accounting firm for the Fund's current fiscal year. Representatives of KPMG are not expected to be present at the Meeting.

AUDIT FEES

In accordance with Independence Standards Board No. 1, KPMG, the Fund's independent registered public accounting firm for the fiscal years ended November 30, 2006 and November 30, 2007, has confirmed to the Audit Committee that they are independent with respect to the Fund. KPMG has confirmed the following information:

•  Audit Fees: The aggregate fees billed by KPMG for professional services rendered for the audit of the Funds's annual financial statements for the fiscal years ended November 30, 2007 and November 30, 2006 were $18,313 and $15,400, respectively.

•  Audit-related Fees: None

•  Tax Fees: None

•  Financial Information Systems Design and Implementation Fees: None

•  All Other Fees: The aggregate fees billed by KPMG for services rendered to the Fund's Manager and any entity controlling, controlled by or under common control with the Fund's Manager that provides services to the Fund, amounted to approximately $44,700 for the calendar year ended December 31, 2007, and $317,300 for the calendar year ended December 31, 2006.

SUBMISSION OF PROPOSALS

Any Shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of Shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Fund is not required, and does not intend, to hold annual meetings of Shareholders other than as required under its governing documents, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board of Trustees.

Proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

REQUIRED VOTE

For the Fund, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting. A vote "FOR" the Proposal is a vote for each of the 12 nominees listed above.

The Board of Trustees of the Fund, including all of the Independent Trustees, recommend that you vote "FOR" each of the nominees under the proposal.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, management will vote the proxies according to their best judgment in the interest of the Fund.

/s/ Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary

June 25, 2008

It is important that you execute and return ALL of your proxies promptly.

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Exhibit A

AUDIT COMMITTEE

CHARTER

I.  Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)  no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act);

(b)  no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)  at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)  at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)  to oversee the integrity of the Fund's financial statements and the independent audit thereof;

(c)  to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)  to approve the engagement of the Fund's independent accountants and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants; and

(e)  to act as a liaison between the Fund's independent accountants and the full Board.

III.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's Manager, acting through its officers and employees, not the Fund's officers as such.

IV.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)  to terminate, as appropriate, the independent accountants;

(c)  to monitor the independence and capabilities of the independent accountants;

(d)  to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)  to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)  to discuss with management the independent accountants' proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)  to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

(h)  to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)  to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

(j)  to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

(k)  to review the arrangements for and scope of the annual audit and any special audits;

(l)  to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)  to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants and to review the independent accountants' opinion on the Fund's financial statements;

(n)  to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o)  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

(p)  to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

(q)  to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r)  to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s)  to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t)  to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

(u)  to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

(v)  to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w)  at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund; the Fund's investment adviser, and affiliates of the adviser;

(x)  to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund's independent accountants;

(y)  to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(z)  to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(aa)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(bb)  to evaluate annually the performance of the Audit Committee.

To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the federal securities laws may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.  Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

DRYDEN GOVERNMENT SECURITIES TRUST PROXY FORM

DRYDEN GOVERNMENT SECURITIES TRUST—MONEY MARKET SERIES

This Proxy is solicited on behalf of the Board of Trustees of the Fund. The undersigned hereby appoints Grace C. Torres, Jonathan D. Shain and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the Shares of the Fund held of record by the undersigned on June 13, 2008 at the Meeting to be held at 10:00 a.m. Eastern Daylight time on August 15, 2008 at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 10702, or any adjournment thereof.

The Shares represented by the Proxy, when this Proxy is properly executed, will be voted in the manner directed herein by the undersigned. The Proxy will be voted for the Nominees if you do not specify otherwise. Please refer to the Proxy Statement for discussion of the Proposal.

If voting by mail, please mark, sign and date this Proxy Card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Date

(PLEASE SIGN IN THE BOX) Signature(s)(joint owners)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY FORM

Please fill in box(es) as shown using black or blue ink or
number 2 pencil. Please do not use fine point pens.

The Board recommends a vote for all of the Nominees of the Proposal.

	FOR	WITHHOLD

To elect 12 Trustees	all nominees	authority to
(01) David E. A. Carson, (02) Robert E. La Blanc,	listed	vote for all
(03) Douglas H. McCorkindale, (04) Linda W. Bynoe,	(except as	nominees
(05) Richard A. Redeker, (06) Robin B. Smith,	noted at	listed
(07) Stephen G. Stoneburn, (08) Stephen P. Munn,	left)
(09) Judy A. Rice, (10) Robert F. Gunia
(11) Kevin J. Bannon, (12) Michael S. Hyland	[ ]	[ ]

Instruction: To withhold authority to vote for any individual nominee, write that nominee’s number on the line above.

NOTE: Your Proxy form is not valid unless it is signed.
Please be sure to sign your Proxy form on the reverse side.